                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



 Date of Report                                         April 18, 2001
 (Date of earliest event reported)                      April 18, 2001


                            Kankakee Bancorp, Inc.
            (Exact name of Registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


        1-13676                                            36-3846489
 (Commission File Number)                              (I.R.S. Employer
                                                     Identification Number)



 310 South Schuyler Avenue, Kankakee, Illinois                         60901
    (Address of principal executive offices)                        (Zip Code)



                                (815) 937-4440
             (Registrant's telephone number, including area code)
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Item 5.   Other Information

On April 18, 2001, Kankakee Bancorp, Inc. issued a news release announcing its earnings for the quarter ending March 31, 2001 as well as other recent corporate events. The news release is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

          None.

     (b)  Pro Forma Financial Information.
          -------------------------------

          None.

     (c)  Exhibits.
          --------

          99.1  News Release dated April 18, 2001
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               KANKAKEE BANCORP, INC.



Dated: April 18, 2001         By: /s/ Ronald J. Walters
                                  ---------------------
                                    Ronald J. Walters
                                    Vice President and Treasurer

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